UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05820

BROOKFIELD TOTAL RETURN FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD TOTAL RETURN FUND INC.

BROOKFIELD PLACE

250 VESEY STREET

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

Item 1. Reports to Shareholders.

Brookfield Investment Management
2015
ANNUAL REPORT
September 30, 2015
Brookfield Total Return Fund Inc.

IN PROFILE
Brookfield Asset Management Inc. is a global alternative asset manager with over $200 billion in assets under management as of September 30, 2015. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds and various commingled vehicles.
Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate credit and securitized credit strategies. Headquartered in New York, NY, Brookfield Investment Management also maintains offices and investment teams in Toronto, Chicago and Boston and has over $19 billion of assets under management as of September 30, 2015.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2015. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
I am pleased to provide the Annual Report for Brookfield Total Return Fund Inc. (“HTR” or the “Fund”) for the fiscal year ended September 30, 2015.
Over the past 12 months, capital markets have contended with a number of global macro headwinds. The fourth quarter of 2014 ushered in a period of extreme oil price volatility, as Saudi Arabia refused to cut production levels in the face of declining oil prices, as done in the past. This action spurred a downward spiral in crude oil prices that has extended throughout much of 2015. While lower energy prices have been of measurable benefit to consumers, West Texas Intermediate crude oil has posted a year-over-year decline of more than 50% to close the third quarter of 2015 at approximately $45 per barrel.
The decoupling of global growth trends regionally has continued throughout much of 2015. After embarking on an aggressive stimulus program in March 2015, the European Central Bank (ECB) was faced with Greece’s sovereign debt crisis towards the end of the second quarter. Markets calmed as a resolution was reached in July, however, market volatility then re-emerged with China’s sharp deceleration of growth. This slowdown has resulted in reduced demand for coal, steel, iron ore and other metals, which has driven the prices for these and other commodities lower.
Many market observers had expected the U.S. Federal Reserve to begin raising short-term interest rates after the September 2015 meeting of the Federal Open Market Committee (the FOMC). While recent data on consumer spending, housing and employment support the view that the U.S. economy is on solid ground, the FOMC delayed this decision, citing as reasons the uncertainty over economic conditions outside of the U.S. and a slower-than-anticipated growth path for U.S. inflation. While a 2015 December rate hike is certainly not out of the question, markets are currently anticipating that any meaningful lift off in rates will not occur until 2016.
Given the scope of monetary accommodation across the globe, it seems likely that the interest-rate environment will remain much lower for longer than the historical averages. Over the last twelve months, the 10-year U.S. Treasury yield declined by 46 basis points, ending the September 2015 period at 2.06%.
The closed end fund industry continues to be impacted by the macroeconomic conditions discussed above. In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements as of September 30, 2015.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
2015 Annual Report1

Brookfield Total Return Fund Inc.

OBJECTIVE AND STRATEGY
Brookfield Total Return Fund Inc. (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund's investment objectives will be achieved.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund's investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund's shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
Management Discussion of Fund Performance
For the fiscal year ended September 30, 2015, Brookfield Total Return Fund Inc. (NYSE: HTR) had a total return based on net asset value of 2.72% and a total return based on market price of -6.00%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $21.32 on September 30, 2015, the Fund’s shares had a distribution rate of 10.69%. The distribution rate is calculated as the annualized amount of the reporting period’s most recent monthly distribution declared divided by the stated stock price. The 5-Year U.S. Treasury returned 3.90% over the 12-month period.
The Fund’s performance over the period was negatively impacted by credit spread widening, in particular spread widening in corporate securities, and within that by energy exposure. The return on the Fund’s high yield securities was -4% over the period. Yield spread also increased in non-agency MBS and CMBS, albeit more modestly. Non-agency MBS and CMBS generally returned between 2% and 5%, with subprime MBS and CMBS at the lower end of that range and other MBS and ABS at the higher end. In general over the last year, securities backed by mortgages saw a continued decline in annualized price volatility, and slightly wider yield spreads.
The Fund did not benefit significantly from the decline in overall yields. From September 2014 to September 2015, 7 and 10-year treasury interest rates fell by more than 40 basis points. The Fund generally has a significantly lower duration, of around three years, and as such, was not materially affected by falling interest rates. The Fund maintained a healthy income, which contributed positively to performance for the 12 months. The Fund’s main allocations to credit, such as non-Agency Residential Mortgage-Backed Securities (“MBS”) and Commercial MBS (“CMBS”) widened 25 to 50 basis points, as broader markets for risk declined. There was no fundamental driver for this performance, rather a broader correlation to the move to risk-off.
As of September 30, 2015, the Fund’s allocation by sector was CMBS (37%), Non-Agency MBS (38%), ABS (9%) and Corporate High Yield (6%). The balance of the gross assets were held in cash and in Agency MBS (each 4% to 5%). This positioning represented declines in the CMBS allocation (from 44% to 37%) and the Corporate High Yield allocation (9.2% to 5.8%), compared to the previous 12 months. The Fund increased its allocations to non-agency MBS (33% to 38%) and ABS (5% to 9%) over the 12 months. The allocation to ABS was primarily securities backed by manufactured home loans.
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Brookfield Total Return Fund Inc.

The Fund’s Non-Agency MBS and CMBS holdings are generally seasoned, most were issued prior to 2008, and these securities continue to generate attractive income. As commercial real estate has re-leveraged, many pools have seen performance improvements and this could provide potential opportunity for the Fund’s investments in Non-Agency MBS. The voluntary repayment of mortgage loans has picked up, even among weaker credit borrowers. That said, credit availability outside of the agency eligible borrower base remains constrained, so the type of improvement a broader access to mortgage credit has not yet appeared. Additionally, credit curing appears to be increasing and loan modifications seem to have reduced the overall level of mortgage defaults in general.
The Fund’s strategy remains focused on earning income and on capturing upside as securities in the private label Residential MBS universe gradually evidence improved performance. Over the past several months securities within the Non-Agency MBS market have seen less downside than other securities, while still retaining upside potential. Unlike other fixed-income securities, some non-Agency MBS has differentiated upside available given that the expectations priced into security cash flows, for mortgage losses or for mortgage prepayments remain conservative, when compared to the range of potential end results. Brookfield Investment Management Inc. (the “Adviser”) also anticipates, that among sectors, MBS and ABS will be characterized by lower volatility, given current levels of technical and fundamental support. The Fund’s sensitivity to interest rate changes continues to be managed towards the lower end of the historical range.
MARKET ENVIRONMENT
The lower, longer view for future interest rates continues to remain in vogue. The Federal Reserve Open Markets Committee continues to leave the Fed Funds Rate unchanged at 0 basis points to 25 basis points, and held off on an increase at its September meeting, citing as reasons the uncertainty over economic conditions outside of the U.S. and a slower-than-anticipated growth path for U.S. inflation. While a 2015 December rate hike is certainly not out of the question, markets are currently anticipating that any significant lift off in rates will not occur until 2016. Given the greater degree of financial market volatility, the lack of inflation and the recent economic data, the Adviser agrees with this view.
For the consumer, gas prices remain low, and at the lower end of the labor market there appears to be signs of wage inflation. These are positive fundamental indicators for consumer and mortgage related securities.
In the Adviser’s view, with the support of some good, although not great, economic data, a forward view for interest rates of “lower, longer”, is more likely to mean a lower than expected limit to the longer-end of the yield curve as opposed to zero short-term interest rates for a prolonged period of time. The Adviser continues to see forward rate expectations decline and this has certainly held back some of the potential for price appreciation and performance, given many of our securities are indexed to floating-rate benchmarks.
Over the past year the interest rate curve, as measured by the difference between the two-year U.S. Treasury and the 10-year U.S. Treasury, has flattened by approximately 50 basis points. With the U.S. 10-year yield near 2%, interest rates are back to the lower end of the market’s expected range.
Residential delinquency rates have also continued to decline. According to the Mortgage Bankers Association, the total delinquency rate as of the second quarter of 2015 was 5.3%. The delinquency rate decreased for the seventh consecutive quarter and reached the lowest level since the third quarter of 2007. This level is down nearly 50% from the peak of 2010 and CMBS delinquency rates are also down, now 5.3%, according to Trepp, which is half of the 10.6% peak seen in 2012. Interestingly the residential delinquency and the commercial delinquency are at about the same level, and declining apace.
Residential mortgage credit provision remains quite limited due to regulatory obstacles. Outside of Agency guaranteed mortgage instruments, there has been little MBS issuance. With the upcoming implementation of new mortgage disclosure requirements (TILA-RESPA Integrated Disclosure), origination is likely to slow down, as banks and lenders acclimatize to the new rules. Most mainstream mortgage loans continue to find a home on bank balance sheets, given the preferential regulatory treatment for cleaner, larger balance mortgage loans. This lack of
2015 Annual Report3

Brookfield Total Return Fund Inc.

supply continues to provide a supportive technical backdrop for MBS generally and for Non-Agency MBS specifically. Additionally, annualized price volatility has declined significantly, thereby expanding the buyer base.
In the Adviser’s view, the limited access to mortgage credit is the most important argument supporting the idea that home prices are nowhere near bubble territory. Regulation, litigation and other issues all continue to limit access to mortgage and continue to weigh on housing metrics like new home sales. While many housing measures have remained weak, data related to housing supply has been very strong as trends like limited building, reduction in distressed inventory and low levels of housing supply generally have contributed to home price index increases. Home prices, as measured by CoreLogic, have continued to increase. CoreLogic’s index, including distressed sales, increased 7.7% in 2015. Notably, this is ahead of most expectations. On the residential side, household net worth has improved which provides support to the economy. An increase in home price results in lower loan-to-value ratio, which helps a borrower to re-gain lost equity, and to come closer to meeting standards required to refinance at the low rates available. Higher leverage has been an impediment to both refinancing and relocation so lower loan to value ratios can result in higher prepayment speed. Given current conditions, home prices are anticipated to continue to improve, albeit at a more stable 4% to 5% per annum rate.
The commercial real estate market is quite different to the residential market. While residential real estate and the U.S. consumer are now stabilizing after deleveraging, commercial real estate is in a re-leveraging cycle. The RCA Commercial Property Price Index tracking major markets across the Unites States shows a significant 15% increase year-over-year, the same as last year. The influx of foreign money for commercial real-estate in top tier markets has been tremendous, pushing these markets well above the pre-crisis peak in prices. This trend may continue, given the strength of the U.S. dollar, however the offset is that a great amount of real estate capital came from sovereign wealth funds that swelled when oil prices were over $100. With lower oil prices, these capital flows may be lower.
Credit is readily available for commercial properties and access to credit is expanding along with the allowed leverage. Today is the day when it is again important to take stock of risk and how risk is priced. The Adviser believes the pricing for risk may not be adequate for more subordinated securities in the more recently issued multi-borrower CMBS deals, particularly given a market that is well into a re-leveraging phase. In fact, many of these subordinated securities have widened 100 basis points to 200 basis points in 2015. That said, more generous terms of credit is likely to facilitate refinancing of more seasoned loans with a higher degree of leverage, which should benefit the Fund’s seasoned CMBS holdings.
The Adviser continues to adopt a methodical approach to adding securities and adjusting the Fund’s exposure to benefit from market conditions and believes the Fund’s scale within the market is appropriate to capture security-specific opportunities. The Adviser believes the Fund’s holdings will continue to benefit from solid fundamental improvements playing their way through loan performance and cash flows in both the commercial and residential mortgage markets.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
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Brookfield Total Return Fund Inc.

Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.
These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2015 and subject to change based on subsequent developments.
Fixed income investing entails credit and interest rate risks. Interest rate risk is the risk that rising interest rates or an expectation of rising interest rates in the near future, will cause the values of the portfolio’s investments to decline. Risks associated with rising interest rates are heightened given that rates in the U.S. are at or near historic lows. When interest rates rise, bond prices generally fall, and the value of the portfolio can fall. Below-investment-grade (“high yield” or "junk") bonds are more at risk of default and are subject to liquidity risk. Mortgage-backed securities are subject to prepayment risk. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks. Emerging and developing market investments may be especially volatile. Derivative instruments entail higher volatility and risk of loss compared to traditional stock or bond investments.
The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, as described in the Fund’s prospectus. These objectives will not necessarily be achieved in all interest rate environments. The leverage strategy of the Fund assumes a positive slope to the yield curve (short-term interest rates lower than long-term rates). Otherwise, the benefits of leverage will be reduced or eliminated completely. The use of leverage involves risk, including the potential for higher volatility and greater declines of the Fund’s net asset value, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others.
This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content.
THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.
2015 Annual Report5

Brookfield Total Return Fund Inc.
Portfolio Characteristics  (Unaudited)
September 30, 2015

PORTFOLIO STATISTICS
Annualized distribution rate[1]	10.69%
Weighted average coupon	4.00%
Weighted average life	3.74 years
Average Portfolio Dollar Price (Excluding Interest-Only Securities)	$ 87.78
Percentage of Fixed Rate Securites (excluding cash, equities and interest-only securities)	64.24%
Percentage of Floating Rate Securities (excluding cash, equities and interest-only securities)	35.76%
Percentage of leveraged assets	26.40%
Total number of holdings	236

CREDIT QUALITY[2,3]
AAA	13.0%
AA	2.2%
A	5.4%
BBB	6.3%
BB	11.6%
B	20.5%
Below B	41.0%
Total	100.0%

ASSET ALLOCATION[3]
U.S. Government & Agency Obligations	5.2%
Asset-Backed Securities	6.9%
Residential Mortgage Related Holdings	60.5%
Commercial Mortgage Related Holdings	47.6%
Interest-Only Securities	0.8%
Corporate Bonds	7.8%
Preferred Stocks	1.9%
Liabilities in Excess of Assets	(30.7)%
Total	100.0%

[1]	The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by September 30, 2015 stock price. This calculation does not include any non-income items such as loan proceeds or borrowings. The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. Year-to-date through September 30, 2015, 10.04% of the Fund’s distributions is a return of capital.
[2]	Credit ratings allocations are expressed as a percentage of total investments (by market value), not total assets and will vary over time. Cash is excluded. Credit ratings are expressed as a percentage of total investments (by market value) and will vary over time. Credit allocation excludes equities. The higher of an S&P or Moody’s rating was used. If a Moody’s rating was used, we converted such rating to a comparable S&P ratings.
[3]	Percentages are based on net assets.
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Brookfield Total Return Fund Inc.
Schedule of Investments
September 30, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 5.2%
U.S. Government Agency Collateralized Mortgage Obligations – 0.0%
Federal National Mortgage Association
Series 1997-79, Class PL	6.85%	12/18/27	$ 182	$ 210,516
Total U.S. Government Agency Collateralized Mortgage Obligations				210,516
U.S. Government Agency Pass-Through Certificates – 5.2%
Federal Home Loan Mortgage Corporation
Federal Home Loan Mortgage Corporation	3.50	TBA	2,000	2,080,938
Pool Q03049 [1]	4.50	08/01/41	2,113	2,311,783
Pool C69047 [1]	7.00	06/01/32	341	392,623
Pool C56878	8.00	08/01/31	48	49,065
Pool C58516	8.00	09/01/31	39	39,559
Pool C59641 [1]	8.00	10/01/31	207	242,825
Pool C55166	8.50	07/01/31	100	108,073
Pool C55167	8.50	07/01/31	63	65,478
Pool C55169	8.50	07/01/31	60	62,424
Pool G01466 [1]	9.50	12/01/22	226	245,569
Pool 555559 [1]	10.00	03/01/21	48	51,323
Pool 555538 [1]	10.00	03/01/21	68	71,409
Federal National Mortgage Association
Federal National Mortgage Association	3.50	TBA	3,500	3,651,046
Pool 753914 [1]	5.50	12/01/33	932	1,049,666
Pool 761836 [1]	6.00	06/01/33	544	618,211
Pool 948362 [1]	6.50	08/01/37	97	109,947
Pool 555933 [1]	7.00	06/01/32	1,421	1,698,890
Pool 645912 [1]	7.00	06/01/32	321	367,688
Pool 645913 [1]	7.00	06/01/32	475	552,859
Pool 650131 [1]	7.00	07/01/32	286	311,008
Pool 789284	7.50	05/01/17	13	12,754
Pool 827853	7.50	10/01/29	32	32,659
Pool 545990 [1]	7.50	04/01/31	526	622,873
Pool 255053 [1]	7.50	12/01/33	119	139,850
Pool 735576 [1]	7.50	11/01/34	663	826,952
Pool 896391 [1]	7.50	06/01/36	328	369,786
Pool 735800 [1]	8.00	01/01/35	393	498,981
Pool 636449 [1]	8.50	04/01/32	354	427,105
Pool 458132 [1]	8.91	03/15/31	509	594,369
Pool 852865 [1]	9.00	07/01/20	303	330,312
Pool 545436 [1]	9.00	10/01/31	299	373,857
Total U.S. Government Agency Pass-Through Certificates				18,309,882
Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $17,263,670)				18,520,398
ASSET-BACKED SECURITIES – 6.9%
Housing Related Asset-Backed Securities – 6.9%
ACE Securities Corporation Manufactured Housing Trust
Series 2003-MH1, Class A4 [2,3]	6.50	08/15/30	1,469	1,615,977

See Notes to Financial Statements.
2015 Annual Report7

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
ASSET-BACKED SECURITIES (continued)
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36%	08/01/32	$ 211	$ 228,639
Conseco Financial Corp.
Series 1998-3, Class A6	6.76	03/01/30	894	952,378
Series 1997-7, Class A7	6.96	07/15/28	574	588,827
Series 1997-2, Class A6	7.24	06/15/28	64	65,118
Series 1997-6, Class A9	7.55	01/15/29	514	531,232
Greenpoint Manufactured Housing
Series 1999-1, Class A5	6.77	08/15/29	5,870	5,721,436
Series 1999-3, Class IA7	7.27	06/15/29	4,055	3,995,271
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class A5	5.87	04/15/40	151	159,352
Series 2001-B, Class A6	6.47	04/15/40	775	823,510
Mid-State Capital Corp.
Series 2004-1, Class M1	6.50	08/15/37	4,053	4,335,063
Series 2004-1, Class M2 [4] (Acquired 07/01/04, Cost $3,521,241, 1.1%)	8.11	08/15/37	3,340	3,831,169
Origen Manufactured Housing Contract Trust
Series 2005-B, Class A4	5.91	01/15/37	1,551	1,619,490
Total Housing Related Asset-Backed Securities				24,467,462
Total ASSET-BACKED SECURITIES (Cost $24,209,505)				24,467,462
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 60.5%
Non-Agency Mortgage-Backed Securities – 60.5%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [5,6]	0.33	04/25/47	6,449	5,402,001
Series 2005-51, Class 4A1 [5,6]	0.52	11/20/35	4,991	4,019,912
Series 2007-2CB, Class 1A15	5.75	03/25/37	890	801,304
Series 2007-12T1, Class A22	5.75	06/25/37	3,788	3,118,281
Series 2006-29T1, Class 2A5	6.00	10/25/36	3,357	2,958,009
Series 2006-29T1, Class 3A3 [6,7]	76.44	10/25/36	967	3,555,372
Asset-Backed Securities Corporation Home Equity Loan Trust
Series 2007-HE1, Class A4 [5,6]	0.33	12/25/36	2,123	1,713,664
Banc of America Funding Trust
Series 2003-3, Class B4 [4] (Acquired 01/28/04, Cost $166,947, 0.0%)	5.49	10/25/33	183	64,607
Series 2003-3, Class B5 [4] (Acquired 01/28/04, Cost $82,040, 0.0%)	5.49	10/25/33	109	21,480
Series 2006-G, Class 3A2 [6]	5.75	07/20/36	6,073	5,985,519
BCAP LLC Trust
Series 2012-RR4, Class 5A6 [2,3,6]	2.39	05/26/36	4,382	3,062,074
BNC Mortgage Loan Trust
Series 2007-2, Class A5 [5,6]	0.50	05/25/37	5,888	4,204,394
Carefree Portfolio Trust
Series 2014-CARE, Class F [2,3,5,6]	2.78	11/15/19	4,980	4,830,919
CD Commercial Mortgage Trust
Series 2007-CD4, Class AMFX [1]	5.37	12/11/49	5,000	5,168,395

See Notes to Financial Statements.
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Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Citigroup Mortgage Loan Trust
Series 2009-11, Class 8A2 [2,3,6]	2.16%	04/25/45	$ 3,244	$ 2,884,393
Series 2012-6, Class 2A2	2.42	08/25/36	7,650	6,364,968
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2007-5, Class A29	5.50	05/25/37	631	587,909
Series 2006-21, Class A11	5.75	02/25/37	2,171	2,053,668
Series 2004-21, Class A10	6.00	11/25/34	283	295,246
Series 2007-18, Class 1A1	6.00	11/25/37	672	614,431
Series 2006-14, Class A4	6.25	09/25/36	4,259	4,058,945
Credit Suisse Mortgage Trust
Series 2010-19R, Class 5A4 [2,3]	3.25	08/27/36	7,280	7,101,589
First Republic Mortgage Bank Mortgage Pass-Through Certificates
Series 2000-FRB1, Class B3 [4,6] (Acquired 08/30/01, Cost $74,005, 0.0%)	0.69	06/25/30	77	50,055
GMAC Mortgage Home Equity Loan Trust
Series 2007-HE2, Class A2	6.05	12/25/37	3,227	3,194,081
GMACM Home Equity Loan Trust
Series 2007-HE2, Class A3	6.19	12/25/37	1,203	1,196,298
GSAMP Trust
Series 2006-HE5, Class A2C [5,6]	0.34	08/25/36	4,224	3,652,778
Series 2006-HE8, Class A2C [5,6]	0.36	01/25/37	6,277	5,236,305
GSR Mortgage Loan Trust
Series 2005-6F, Class 1A6	5.25	07/25/35	726	748,604
Irwin Home Equity Loan Trust
Series 2006-1, Class 2A3 [2,3,5,6]	5.77	09/25/35	5,054	5,175,262
IXIS Real Estate Capital Trust
Series 2006-HE3, Class A2 [5,6]	0.29	01/25/37	978	459,486
Series 2006-HE2, Class A3 [5,6]	0.35	08/25/36	9,464	3,939,567
Series 2006-HE3, Class A4 [5,6]	0.42	01/25/37	754	373,446
JP Morgan Mortgage Trust
Series 2003-A1, Class B4 [4,6] (Acquired 10/29/04, Cost $164,351, 0.0%)	2.19	10/25/33	192	143,295
Series 2003-A2, Class B4 [4,6] (Acquired 10/29/04, Cost $20,953, 0.0%)	2.35	11/25/33	91	11,596
Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class M1	6.63	04/15/40	4,717	5,092,388
Master Asset Backed Securities Trust
Series 2006-NC3, Class A3 [5,6]	0.29	10/25/36	2,512	1,500,968
Series 2006-NC2, Class A4 [5,6]	0.34	08/25/36	1,652	824,825
Series 2006-NC3, Class A4 [5,6]	0.35	10/25/36	2,683	1,617,266
Series 2006-HE5, Class A3 [5,6]	0.35	11/25/36	5,248	3,260,444
Series 2006-NC3, Class A5 [5,6]	0.40	10/25/36	4,135	2,511,550
Series 2006-HE5, Class A4 [5,6]	0.41	11/25/36	1,771	1,109,938
Series 2006-NC2, Class A5 [5,6]	0.43	08/25/36	614	311,679
Series 2005-NC2, Class A4 [5,6]	0.54	11/25/35	6,689	4,527,822
Mid-State Capital Corp.
Series 2004-1, Class B	8.90	08/15/37	337	374,144
Mid-State Trust IV

See Notes to Financial Statements.
2015 Annual Report9

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 4, Class A	8.33%	04/01/30	$ 4,334	$ 4,486,261
Mid-State Trust X
Series 10, Class B [4] (Acquired 01/05/04, Cost $1,568,210, 0.5%)	7.54	02/15/36	1,632	1,771,134
Nationstar Home Equity Loan Trust
Series 2006-B, Class AV4 [5,6]	0.47	09/25/36	11,268	10,447,656
Nomura Resecuritization Trust
Series 2013-1R, Class 3A12 [2,3,5,6]	0.36	10/26/36	14,656	11,745,318
Series 2014-1R, Class 2A11 [2,3,6]	0.40	02/26/37	14,854	7,688,120
Series 2015-4R, Class 3A8 [2,3]	2.37	01/26/36	8,577	5,990,471
Series 2014-6R, Class 5A7 [2,3]	2.46	04/26/37	4,496	2,933,694
Series 2015-6R, Class 2A4 [2,3]	7.96	01/26/37	7,125	5,695,465
Oakwood Mortgage Investors, Inc.
Series 2001-E, Class A4	6.81	12/15/31	8,255	8,203,165
Series 2001-D, Class A4	6.93	09/15/31	1,094	943,018
RALI Trust
Series 2006-QO1, Class 2A1 [5,6]	0.46	02/25/46	3,994	2,322,670
Series 2006-QO7, Class 2A1 [6]	1.05	09/25/46	10,427	7,508,399
Series 2007-QS6, Class A2 [6,7]	53.97	04/25/37	286	673,452
Series 2006-QS14, Class A30 [6,7]	78.73	11/25/36	180	540,883
Resix Finance Limited Credit-Linked Notes
Series 2004-S1, Class B1 [4] (Acquired 02/26/04, Cost $0, 0.0%)	5.25	02/25/34	76	3,842
Series 2003-S7, Class B2 [4] (Acquired 05/19/03, Cost $0, 0.0%)	5.50	05/25/33	14	—
Series 2003-CB1, Class B8 [2,3,4,6] (Acquired 12/22/04, Cost $870,114, 0.1%)	6.95	06/10/35	980	348,664
Series 2004-B, Class B9 [2,3,4,6] (Acquired 05/21/04, Cost $246,373, 0.0%)	8.45	02/10/36	246	144,130
Series 2004-A, Class B10 [2,3,4,6] (Acquired 03/09/04, Cost $36,901, 0.0%)	11.70	02/10/36	37	254
Securitized Asset Backed Receivables LLC Trust
Series 2007-NC1, Class A2B [5,6]	0.34	12/25/36	5,900	3,275,230
Series 2007-BR2, Class A2 [5,6]	0.42	02/25/37	3,900	2,126,379
Towd Point Mortgage Trust
Series 2015-2, Class 2A1 [1,2,3]	3.75	11/25/57	8,878	9,218,654
Washington Mutual Mortgage Pass-Through Certificates Trust
Series 2007-HY6, Class 2A1 [6]	2.23	06/25/37	5,352	4,667,410
Series 2007-HY5, Class 3A1 [6]	4.43	05/25/37	1,385	1,292,924
Series 2003-S1, Class B4 [2,3,4] (Acquired 10/25/07, Cost $16,475, 0.0%)	5.50	04/25/33	111	1
Series 2007-5, Class A11 [6,7]	38.32	06/25/37	102	235,329
Series 2005-6, Class 2A3 [6,7]	49.02	08/25/35	138	231,454
Wells Fargo Mortgage Backed Securities Trust
Series 2004-6, Class B4 [4] (Acquired 04/13/05, Cost $41,400, 0.0%)	5.50	06/25/34	48	4,185
Series 2006-9, Class 1A19	6.00	08/25/36	5,673	5,680,616
Series 2007-8, Class 2A2	6.00	07/25/37	878	863,511
Series 2007-13, Class A7	6.00	09/25/37	308	309,519

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2005-18, Class 2A10 [6,7]	22.02%	01/25/36	$ 122	$ 147,720
Total Non-Agency Mortgage-Backed Securities				213,678,405
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $208,583,258)				213,678,405
COMMERCIAL MORTGAGE RELATED HOLDINGS – 47.6%
Class B Notes – 1.3%
901 Ponce de Leon Blvd [2,4,8] (Acquired 03/30/15, Cost $1,875,000, 0.5%)	11.00	09/01/19	1,875	1,875,000
Barrington Centre Office [2,4,8] (Acquired 03/30/15, Cost $545,000, 0.2%)	12.00	07/01/17	545	545,000
Creekwood Village Apartments [2,4,8] (Acquired 03/30/15, Cost $670,000, 0.2%)	11.00	04/01/20	670	670,000
Kicullen Quads [2,4,8] (Acquired 03/30/15, Cost $500,000, 0.1%)	11.00	01/01/18	500	500,000
La Paloma Corporate Center [2,4,8] (Acquired 03/30/15, Cost $500,000, 0.1%)	11.00	09/01/17	500	500,000
Shoppes at Forest Greene [2,4,8] (Acquired 03/30/15, Cost $525,000, 0.1%)	10.00	01/01/18	525	525,000
Total Class B Notes				4,615,000
Commercial Mortgage-Backed Securities – 44.3%
A10 Bridge Asset Financing LLC
Series 2015-A, Class B [2,3,4,6,8] (Acquired 04/29/15, Cost $10,000,000, 2.8%)	4.20	05/15/30	10,000	9,963,000
A10 Securitization LLC
Series 2015-1, Class C [2,3]	4.45	04/15/34	2,865	2,835,886
Series 2015-1, Class D [2,3]	4.99	04/15/34	1,000	990,660
A10 Term Asset Financing LLC
Series 2014-1, Class B [2,3]	3.87	04/15/33	2,112	2,113,062
Series 2013-2, Class B [2,3]	4.38	11/15/27	2,927	2,963,046
Series 2014-1, Class C [2,3]	4.57	04/15/33	1,171	1,172,679
Series 2014-1, Class D [2,3]	5.08	04/15/33	328	327,610
Series 2013-2, Class C [2,3]	5.12	11/15/27	2,000	2,035,684
Series 2013-2, Class D [2,3]	6.23	11/15/27	501	518,837
ACRE Commercial Mortgage Trust
Series 2013-FL1, Class D [1,2,3,6]	4.61	06/15/30	5,000	5,013,895
Banc of America Commercial Mortgage Trust
Series 2006-6, Class AJ [1]	5.42	10/10/45	13,150	13,392,183
Series 2007-3, Class AJ [1]	5.56	06/10/49	14,670	15,112,565
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW11, Class H [2,3,4] (Acquired 03/08/06, Cost $1,698,878, 0.0%)	5.52	03/11/39	1,752	30,360
Commercial Mortgage Trust
Series 2007-C9, Class AJFL [1,2,3,6]	0.89	12/10/49	9,277	8,980,702
Series 2007-GG7, Class AJ [1]	5.82	07/10/38	3,830	3,796,905
Series 2007-GG11, Class AJ [1]	6.05	12/10/49	10,330	10,595,202
Credit Suisse Commercial Mortgage Trust
Series 2007-C2, Class AMFL [1,6]	0.43	01/15/49	7,000	6,760,425

See Notes to Financial Statements.
2015 Annual Report11

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
COMMERCIAL MORTGAGE RELATED HOLDINGS (continued)
Series 2006-C1, Class K [2,3,4] (Acquired 03/07/06, Cost $4,419,263, 0.2%)	5.65%	02/15/39	$ 5,465	$ 553,312
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2009-IWST, Class D [1,2,3,4] (Acquired 06/28/07, Cost $7,598,341, 2.3%)	7.45	12/05/27	7,000	8,266,293
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class AJ [1]	5.48	02/15/40	7,460	7,670,499
Series 2007-C7, Class AJ	6.45	09/15/45	10,000	10,412,820
LNR CDO V Ltd.
Series 2007-1A, Class F [2,3,4,6] (Acquired 02/27/07, Cost $3,750,000, 0.0%)	1.64	12/26/49	3,750	—
Morgan Stanley Capital I Trust
Series 2006-IQ11, Class J [2,3,4] (Acquired 05/24/06, Cost $0, 0.0%)	5.53	10/15/42	139	2,228
Series 2007-HQ13, Class A3 [1]	5.57	12/15/44	5,646	5,954,567
Series 2007-T25, Class AJ [1]	5.57	11/12/49	12,500	12,727,763
Series 2007-T27, Class AJ [1]	5.65	06/11/42	3,757	3,980,001
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L [2,3,4] (Acquired 05/11/07, Cost $0, 0.0%)	5.13	04/15/47	1,788	357
Series 2005-C20, Class F [2,3,4] (Acquired 10/15/10, Cost $3,928,884, 0.9%)	5.31	07/15/42	4,000	3,246,768
Series 2007-C30, Class AJ	5.41	12/15/43	6,500	6,557,902
Series 2007-C33, Class AJ [1]	6.15	02/15/51	10,000	10,291,260
Total Commercial Mortgage-Backed Securities				156,266,471
Mezzanine Loan – 2.0%
BOCA Mezzanine [2]	8.20	08/09/16	7,107	7,106,803
Total Mezzanine Loan				7,106,803
Total COMMERCIAL MORTGAGE RELATED HOLDINGS (Cost $168,627,759)				167,988,274
INTEREST-ONLY SECURITIES – 0.8%
Commercial Mortgage Trust
Series 2001-J2A, Class EIO [2,3,6,9]	4.09	07/16/34	10,000	281,280
Federal National Mortgage Association
Series 2012-125, Class MI [9]	3.50	11/25/42	4,043	718,925
Series 2013-32, Class IG [9]	3.50	04/25/33	6,738	958,336
Series 2011-46, Class BI [9]	4.50	04/25/37	3,382	219,144
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1 [2,3,6,9]	1.31	05/10/36	1,093	25,013
Government National Mortgage Association
Series 2005-76, Class IO [1,6,9]	0.61	09/16/45	15,311	167,196
Series 2010-132, Class IO [1,6,9]	0.68	11/16/52	6,229	269,237
Vendee Mortgage Trust
Series 1997-2, Class IO [6,9]	0.00	06/15/27	10,432	1
Wachovia Commercial Mortgage Pass-Through Certificates

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
INTEREST-ONLY SECURITIES (continued)
Series 2002-C2, Class IO1 [2,3,6,9]	1.94%	11/15/34	$ 865	$ 46
Total INTEREST-ONLY SECURITIES (Cost $4,077,004)				2,639,178
CORPORATE BONDS – 7.8%
Automotive – 0.2%
American Axle & Manufacturing, Inc. [1]	6.63	10/15/22	300	301,500
American Axle & Manufacturing, Inc. [1]	7.75	11/15/19	350	385,000
Total Automotive				686,500
Basic Industry – 0.5%
Arch Coal, Inc. [1]	7.25	06/15/21	925	55,500
AVINTIV Specialty Materials, Inc. [1]	7.75	02/01/19	244	253,455
FMG Resources August 2006 Property Ltd. [2,3,10]	6.88	04/01/22	525	338,625
Hexion, Inc. [1]	9.00	11/15/20	600	360,000
PulteGroup, Inc. [1]	6.38	05/15/33	550	565,125
United States Steel Corp.	7.00	02/01/18	325	291,688
Total Basic Industry				1,864,393
Capital Goods – 0.3%
Crown Cork & Seal Company, Inc.	7.38	12/15/26	350	381,500
Terex Corp.	6.50	04/01/20	600	609,000
Total Capital Goods				990,500
Consumer Goods – 0.3%
ACCO Brands Corp. [1]	6.75	04/30/20	600	624,000
Post Holdings, Inc. [1]	7.38	02/15/22	500	507,500
Total Consumer Goods				1,131,500
Consumer Non-Cyclical – 0.1%
Bumble Bee Holdings, Inc. [1,2,3]	9.00	12/15/17	516	526,320
Energy – 1.3%
BreitBurn Energy Partners LP	7.88	04/15/22	675	241,312
Calfrac Holdings LP [1,2,3]	7.50	12/01/20	600	375,000
Crestwood Midstream Partners LP	6.00	12/15/20	600	538,500
EV Energy Partners LP [1]	8.00	04/15/19	800	544,000
Ferrellgas Partners LP [1]	8.63	06/15/20	500	500,000
Global Partners LP [1]	6.25	07/15/22	400	352,000
ION Geophysical Corp.	8.13	05/15/18	300	168,000
Linn Energy LLC	7.75	02/01/21	300	69,000
Linn Energy LLC	8.63	04/15/20	300	81,000
Precision Drilling Corp. [10]	6.63	11/15/20	300	261,750
Targa Pipeline Partners LP [1,8]	5.88	08/01/23	600	618,000
Trinidad Drilling Ltd. [2,3,10]	7.88	01/15/19	600	561,000
W&T Offshore, Inc.	8.50	06/15/19	600	267,000
Total Energy				4,576,562
Healthcare – 0.8%
CHS/Community Health Systems, Inc. [1]	7.13	07/15/20	700	728,000
HCA, Inc. [1]	5.88	05/01/23	150	155,625
HCA, Inc. [1]	8.00	10/01/18	600	677,940

See Notes to Financial Statements.
2015 Annual Report13

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Kindred Healthcare, Inc. [1]	6.38%	04/15/22	$ 700	$ 694,750
Service Corporation International [1]	8.00	11/15/21	450	523,125
Total Healthcare				2,779,440
Leisure – 0.8%
Boyd Gaming Corp.	9.00	07/01/20	600	637,620
Cedar Fair LP	5.25	03/15/21	200	202,500
Chester Downs & Marina LLC [1,2,3]	9.25	02/01/20	825	620,812
MGM Resorts International	7.63	01/15/17	350	366,625
MGM Resorts International	7.75	03/15/22	125	133,125
MGM Resorts International	8.63	02/01/19	275	301,813
Palace Entertainment Holdings LLC [2,3]	8.88	04/15/17	525	517,125
Total Leisure				2,779,620
Media – 1.1%
Cablevision Systems Corp.	8.63	09/15/17	500	521,250
CCO Holdings LLC	5.75	01/15/24	250	238,750
CCO Holdings LLC	6.63	01/31/22	300	302,250
Clear Channel Worldwide Holdings, Inc.	7.63	03/15/20	750	751,875
Lamar Media Corp.	5.38	01/15/24	550	555,500
Mediacom Broadband LLC	6.38	04/01/23	550	519,750
National CineMedia LLC	6.00	04/15/22	525	530,250
Numericable-SFR SAS [2,3,10]	6.00	05/15/22	500	481,875
Total Media				3,901,500
Retail – 0.3%
L Brands, Inc. [1]	7.60	07/15/37	500	551,250
Roundy's Supermarkets, Inc. [2,3]	10.25	12/15/20	500	338,750
Total Retail				890,000
Services – 0.9%
Avis Budget Car Rental LLC	5.50	04/01/23	550	532,417
CalAtlantic Group, Inc . [1]	8.38	05/15/18	300	337,500
CalAtlantic Group, Inc . [1]	8.38	01/15/21	450	528,750
Casella Waste Systems, Inc.	7.75	02/15/19	500	490,000
H&E Equipment Services, Inc.	7.00	09/01/22	600	582,000
Iron Mountain, Inc.	6.00	08/15/23	250	250,000
Iron Mountain, Inc.	8.38	08/15/21	18	18,513
Jurassic Holdings III, Inc. [2,3]	6.88	02/15/21	100	70,250
United Rentals North America, Inc. [1]	7.63	04/15/22	450	477,000
Total Services				3,286,430
Telecommunications – 1.2%
CenturyLink, Inc.	7.65	03/15/42	300	229,500
Cincinnati Bell, Inc.	8.38	10/15/20	414	416,846
FairPoint Communications, Inc. [2,3]	8.75	08/15/19	600	624,000
Frontier Communications Corp.	7.63	04/15/24	550	459,250
Intelsat Jackson Holdings SA [10]	5.50	08/01/23	600	495,000
Level 3 Financing, Inc.	8.63	07/15/20	525	548,625
Qwest Capital Funding, Inc. [1]	6.88	07/15/28	350	295,750
T-Mobile USA, Inc.	6.63	04/01/23	550	544,500

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

Brookfield Total Return Fund Inc.
Schedule of Investments (continued)
September 30, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Wind Acquisition Finance SA [2,3,10]	7.38%	04/23/21	$ 250	$ 246,875
Windstream Services LLC	7.50	06/01/22	525	396,375
Total Telecommunications				4,256,721
Total CORPORATE BONDS (Cost $31,699,623)				27,669,486

	Shares	Value
PREFERRED STOCKS – 1.9%
Finance & Investment – 1.9%
Ally Financial, Inc., 7.00% [2,3]	2,500	$ 2,520,391
Public Storage, 6.00%	160,000	4,099,200
Total Finance & Investment		6,619,591
Total PREFERRED STOCKS (Cost $6,515,625)		6,619,591
Total Investments – 130.7% (Cost $460,976,444)		461,582,794
Liabilities in Excess of Other Assets – (30.7)%		(108,506,580)
TOTAL NET ASSETS – 100.0%		$ 353,076,214

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	— Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
2	— Private Placement.
3	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2015, the total value of all such securities was $124,976,727 or 35.4% of net assets.
4	— Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund's Board of Directors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of September 30, 2015, the total value of all such securities was $33,071,730 or 9.2% of net assets.
5	— Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
6	— Variable rate security – Interest rate shown is the rate in effect as of September 30, 2015.
7	— Security is an inverse floating rate bond.
8	— Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of September 30, 2015, the total value of all such securities was $15,196,000 or 4.3% of net assets.
9	— Interest rate is based on the notional amount of the underlying mortgage pools.
10	— Foreign security or a U.S. security of a foreign company.

See Notes to Financial Statements.
2015 Annual Report15

BROOKFIELD TOTAL RETURN FUND INC.
Statement of Assets and Liabilities
September 30, 2015

Assets:
Investments in securities, at value	$461,582,794
Cash	22,059,422
Cash collateral for reverse repurchase agreements	2,669,124
Interest receivable	2,244,342
Principal paydown receivable	7,399
Prepaid expenses	3,947
Total assets	488,567,028
Liabilities:
Reverse repurchase agreements (Note 6)	128,990,000
Interest payable for reverse repurchase agreements (Note 6)	324,695
Payable for TBA transactions	5,692,733
Investment advisory fee payable (Note 4)	189,779
Administration fee payable (Note 4)	58,394
Directors' fee payable	9,384
Other current liabilities	225,829
Total liabilities	135,490,814
Commitments and contingencies (Note 10)
Net Assets	$353,076,214
Composition of Net Assets:
Capital stock, at par value ($0.01 par value, 50,000,000 shares authorized) (Note 7)	$ 139,607
Additional paid-in capital (Note 7)	431,505,975
Accumulated net realized loss on investment transactions and futures transactions	(79,175,718)
Net unrealized appreciation on investments	606,350
Net assets applicable to capital stock outstanding	$353,076,214
Total investments at cost	$460,976,444
Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	13,960,683
Net asset value per share	$ 25.29

See Notes to Financial Statements.
16Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Statement of Operations
For the Fiscal Year Ended September 30, 2015

Investment Income (Note 2):
Interest	$ 33,007,053
Dividends	495,271
Total income	33,502,324
Expenses:
Investment advisory fees (Note 4)	2,380,714
Administration fees (Note 4)	732,527
Fund accounting servicing fees	136,208
Directors' fees	107,778
Reports to stockholders	92,525
Legal fees	88,259
Audit and tax services	65,373
Transfer agent fees	55,433
Insurance	39,048
Custodian fees	32,158
Registration fees	24,684
Miscellaneous	14,928
Total operating expenses	3,769,635
Interest expense on reverse repurchase agreements (Note 6)	1,907,904
Total expenses	5,677,539
Net investment income	27,824,785
Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain on investment transactions	4,137,791
Net change in unrealized depreciation on investments	(22,968,740)
Net realized and unrealized loss on investments	(18,830,949)
Net increase in net assets resulting from operations	$ 8,993,836

See Notes to Financial Statements.
2015 Annual Report17

BROOKFIELD TOTAL RETURN FUND INC.
Statements of Changes in Net Assets

	For the Fiscal Year Ended September 30, 2015	For the Ten Months Ended September 30, 2014^	For the Fiscal Year Ended November 30, 2013
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 27,824,785	$ 25,753,661	$ 29,044,043
Net realized gain (loss) on investment transactions and futures transactions	4,137,791	1,313,481	(4,647,333)
Net change in unrealized appreciation (depreciation) on investments and futures	(22,968,740)	11,969,858	27,427,335
Net increase in net assets resulting from operations	8,993,836	39,037,000	51,824,045
Distributions to Stockholders (Note 2):
Net investment income	(28,633,458)	(25,868,594)	(29,305,886)
Return of capital	(3,196,899)	(656,704)	(2,523,318)
Total distributions paid	(31,830,357)	(26,525,298)	(31,829,204)
Capital Stock Transactions (Note 7):
Proceeds from rights offering, net of offering costs	—	—	73,021 *
Reinvestment of distributions	—	—	29,572
Net increase in net assets from capital stock transactions	—	—	102,593
Total increase (decrease) in net assets	(22,836,521)	12,511,702	20,097,434
Net Assets:
Beginning of period	375,912,735	363,401,033	343,303,599
End of period	$353,076,214	$375,912,735	$363,401,033
(including distributions in excess of net investment income of)	$ —	$ —	$ —

Share Transactions:
Reinvested shares	—	—	1,122

^	The Fund changed its fiscal year end from November 30 to September 30.
*	This amount represents an adjustment to paid-in capital in connection with the rights offering.

See Notes to Financial Statements.
18Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Statement of Cash Flows
For the Fiscal Year Ended September 30, 2015

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$ 8,993,836
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments and principal payups	(134,250,992)
Proceeds from disposition of long-term portfolio investments and principal paydowns	180,501,829
Return of capital distributions from portfolio investments	9,179
Sales of TBA transactions, net	3,896,954
Decrease in interest receivable	517,632
Decrease in receivable for investments sold	1,282,818
Decrease in principal paydown receivable	1,983
Decrease in prepaid expenses	2,370
Decrease in interest payable for reverse repurchase agreements	(206,087)
Increase in payable for TBA transactions	1,475,080
Decrease in investment advisory fee payable	(11,560)
Decrease in administration fee payable	(3,557)
Decrease in directors' fee payable	(674)
Increase in other current liabilities	95,038
Net accretion or amortization on investments and paydown gains or losses on investments	(7,109,938)
Unrealized depreciation on investments	22,968,740
Net realized gain on investment transactions	(4,137,791)
Net cash provided by operating activities	74,024,860
Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(32,532,000)
Distributions paid to stockholders, net of reinvestments	(31,830,357)
Net cash used for financing activities	(64,362,357)
Net increase in cash	9,662,503
Cash at beginning of year	15,066,043
Cash at end of year	$ 24,728,546
Supplemental Disclosure of Cash Flow Information:
Interest payments on the reverse repurchase agreements for the year ended September 30, 2015, totaled $2,113,991.
Cash at the end of the year includes $2,669,124 for cash collateral for reverse repurchase agreements.

See Notes to Financial Statements.
2015 Annual Report19

BROOKFIELD TOTAL RETURN FUND INC.
Financial Highlights

	For the Fiscal Year Ended September 30,	For the Ten Months Ended September 30,	For the Fiscal Years Ended November 30
	2015	2014 [5]	2013	2012	2011 [7]	2010 [7]
Per Share Operating Performance:
Net asset value, beginning of period	$ 26.93	$ 26.03	$ 24.59	$ 22.80	$ 24.80	$ 21.84
Net investment income	1.99 [1]	1.85	2.08	2.24	1.68	2.12
Net realized and unrealized gain (loss) on investments transactions	(1.35)	0.95	1.64	3.01	(1.20)	2.92
Net increase in net asset value resulting from operations	0.64	2.80	3.72	5.25	0.48	5.04
Distributions from net investment income	(2.05)	(1.85)	(2.10)	(2.24)	(1.84)	(2.08)
Return of capital distributions	(0.23)	(0.05)	(0.18)	(0.04)	(0.64)	—
Total distributions paid	(2.28)	(1.90)	(2.28)	(2.28)	(2.48)	(2.08)
Change due to rights offering[2]	—	—	—	(1.18)	—	—
Net asset value, end of period	$ 25.29	$ 26.93	$ 26.03	$ 24.59	$ 22.80	$ 24.80
Market price, end of period	$ 21.32	$ 24.97	$ 23.31	$ 24.05	$ 22.56	$ 24.04
Total Investment Return†	-6.00%	15.72% [3]	6.41%	17.29%	4.11%	26.63%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$353,076	$375,913	$363,401	$343,304	$176,463	$191,738
Operating expenses	1.03%	1.03% [4]	1.04%	1.30%	1.18%	1.23%
Interest expense	0.52%	0.55% [4]	0.39%	0.41%	0.53%	0.31%
Total expenses	1.55%	1.58% [4]	1.43%	1.71%	1.71%	1.54%
Net investment income	7.60%	8.31% [4]	8.13%	9.19%	6.83%	9.34%
Portfolio turnover rate	28%	26% [3]	38%	75%	43%	204%
Reverse repurchase agreements, end of period (000s)	$128,990	$161,522	$163,540	$103,490	$ 80,751	$ 81,513
Asset coverage per $1,000 unit of senior indebtedness[6]	$ 3,737	$ 3,327	$ 3,222	$ 4,317	$ 3,185	$ 3,352

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Effective as of the close of business on September 20, 2012, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,500,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was set at 90% of the average closing price for the last 5 trading days of the offering period. The shares were subscribed at a price of $21.50 which was less than the NAV of $25.35 thus creating a dilutive effect on the NAV.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts shown are for the ten months ended September 30, 2014 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from November 30 to September 30.
[6]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.
[7]	The Fund had a 1:4 reverse stock split with ex-dividend and payable dates of August 21, 2012 and August 22, 2012, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Fiscal Years Ended November 30,	2011	2010
Net Asset Value (prior to reverse stock split)	$5.70	$6.20
Market Price (prior to reverse stock split)	$5.64	$6.01

See Notes to Financial Statements.
20Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements
September 30, 2015

1.The Fund
Brookfield Total Return Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland as a corporation on May 26, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The Fund's primary investment objective is to provide a high total return, including short and long-term capital gains and a high level of current income, through the active management of a portfolio of securities. The Fund’s investment objective is fundamental and may not be changed without approval by the majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, term loans, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
2015 Annual Report21

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund’s Board of Directors (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. Pursuant to the procedures, securities in the Fund are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. However, if (i) a market value or price is not readily available, (ii) the available quotations are not believed to be reflective of market value by the Adviser, or (iii) a significant event has occurred that would materially affect the value of the security, the security is fair valued, as determined in good faith, by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of
22Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2015:
Valuation Inputs	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$ 18,520,398	$ —	$ 18,520,398
Asset-Backed Securities	—	24,467,462	—	24,467,462
Residential Mortgage Related Holdings	—	—	213,678,405	213,678,405
Commercial Mortgage Related Holdings	—	—	167,988,274	167,988,274
Interest-Only Securities	—	—	2,639,178	2,639,178
Corporate Bonds	—	27,051,486	618,000	27,669,486
Preferred Stocks	4,099,200	2,520,391	—	6,619,591
Total	$ 4,099,200	$ 72,559,737	$ 384,923,857	$ 461,582,794
2015 Annual Report23

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of September 30, 2015. The table is not all-inclusive, but provides information on the significant Level 3 inputs.
	Quantitative Information about Level 3 Fair Value Measurements (1)
Assets	Value as of September 30, 2015	Valuation Methodology	Significant Unobservable Input	Range (Weighted Average)
Commercial Mortgage Related Holdings
Class B Notes	$ 4,615,000	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	10% - 12% (11%)
A10 Securitization LLC, Series 2015-A, Class B	9,963,000	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	4.55% - 4.75% (4.65%)
Corporate Bonds
Targa Pipeline Partners LP	618,000	Discounted Cash Flow	Implied Spread to Index	2.05% - 8.40% (5.22%)
Total	$15,196,000

(1) The table above does not include Level 3 securities that are valued by brokers and pricing services. At September 30, 2015, the value of these securities was approximately $369,727,857. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Asset- Backed Securities	Residential Mortgage Related Holdings	Commercial Mortgage Related Holdings	Interest-Only Securities	Corporate Bonds	Total
Balance as of September 30, 2014	$ 1,773,069	$171,344,876	$222,025,425	$ 18,358,034	$ —	$ 413,501,404
Accrued Discounts (Premiums)	—	2,260,020	4,345,837	(1,966,304)	—	4,639,553
Realized Gain (Loss)	—	8,764,603	(270,665)	34,547,132	—	43,041,070
Change in Unrealized Appreciation (Depreciation)	(8,776)	(6,667,065)	(10,997,543)	(1,034,424)	—	(18,707,808)
Purchases at cost	—	91,254,622	24,384,527	—	—	115,639,149
Sales proceeds	(1,764,293)	(67,632,186)	(71,499,307)	(47,265,260)	—	(188,161,046)
Transfers into Level 3	—	14,353,535	—	—	618,000	14,971,535 (a)
Balance as of September 30, 2015	$ —	$213,678,405	$167,988,274	$ 2,639,178	$618,000	$ 384,923,857
Change in unrealized gains or losses relating to assets still held at reporting date:	$ —	$ (2,210,519)	$ (4,377,439)	$ (1,023,018)	$ —	$ (7,610,976)

(a) Transferred due to a decrease in market data for these securities.
For the fiscal year ended September 30, 2015, transfers from Level 1 to Level 2 were $2,520,391, which represents a security that was previously priced using the market close price and currently priced using mean of the bid and ask price. The transfers were due to lack of trading volume. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur. There have been no additional transfers between the Levels.
24Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of September 30, 2015, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of September 30, 2015, open taxable years consisted of the taxable years ended November 30, 2013 and September 30, 2014 through September 30, 2015. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative average net assets, evenly or a combination of both.
Distributions: The Fund declares and pays distributions, which includes dividends paid monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transactions and thereafter reflect the values of such securities in
2015 Annual Report25

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Adviser will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Adviser and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
TBA Transactions: The Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of passthrough securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. The Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, the Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, the Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under the Valuation of Investments in Note 2. Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.
TBA transactions outstanding at September 30, 2015 were as follows:
Purchases:
Security Name	Interest Rate	Principal Amount	Current Payable
Federal Home Loan Mortgage Corporation	3.50%	$2,000,000	$2,066,903
Federal National Mortgage Association	3.50%	3,500,000	3,625,830
Total		$5,500,000	$5,692,733
Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial
26Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market. The Fund did not have any futures contracts outstanding during the fiscal year ended September 30, 2015.
3.Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities
The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.
The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect its ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.
The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of
2015 Annual Report27

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
4.Investment Advisory Agreement and Affiliated Transactions
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 0.65% of the Fund’s average weekly net assets. During the fiscal year ended September 30, 2015, the Adviser earned $2,380,714 from the Fund.
The Fund has entered into an Administration Agreement with the Adviser. The Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the fiscal year ended September 30, 2015, the Adviser earned $732,527 from the Fund. The Adviser is responsible for any fees due to the Sub-Administrator.
5.Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term securities, TBA transactions and reverse repurchase agreements, for the fiscal year ended September 30, 2015, were as follows:
Long-Term Securities (excluding U.S. Government Securities)		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$134,250,992	$165,342,613	$—	$15,159,216
6.Borrowings
The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that
28Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
At September 30, 2015, the Fund had the following reverse repurchase agreements outstanding:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
Goldman Sachs	0.40%	08/04/15	11/04/15	$ 7,179,000	$ 7,183,626
JP Morgan Chase	0.43%	07/06/15	10/05/15	4,963,000	4,968,157
JP Morgan Chase	1.06%	09/10/15	10/09/15	5,824,000	5,827,589
JP Morgan Chase	1.28%	07/06/15	10/05/15	268,000	268,832
JP Morgan Chase	1.65%	07/20/15	10/20/15	6,590,000	6,611,982
RBC Capital Markets	0.91%	07/02/15	10/02/15	8,925,000	8,945,489
RBC Capital Markets	1.04%	09/14/15	12/14/15	1,614,000	1,614,790
RBC Capital Markets	1.39%	07/28/15	10/28/15	4,692,000	4,703,806
RBC Capital Markets	1.53%	07/02/15	10/02/15	11,408,000	11,452,213
RBC Capital Markets	1.54%	07/13/15	10/13/15	8,560,000	8,589,218
RBC Capital Markets	1.54%	07/16/15	10/16/15	7,719,000	7,744,401
RBC Capital Markets	1.58%	09/03/15	12/03/15	4,008,000	4,012,938
RBC Capital Markets	1.59%	09/14/15	12/14/15	43,023,000	43,055,215
RBC Capital Markets	1.88%	10/02/14	10/02/15	3,061,000	3,119,143
RBC Capital Markets	1.93%	10/02/14	10/02/15	2,768,000	2,821,977
Wells Fargo	1.05%	09/01/15	10/01/15	8,388,000	8,395,319
Total				$128,990,000	$129,314,695
(1) The average daily balance of reverse repurchase agreements outstanding for the Fund during the fiscal year ended September 30, 2015 was $143,925,252 at a weighted average interest rate of 1.33%.
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)*	Net Amount
Description
Reverse Repurchase Agreements	$128,990,000	—	$128,990,000	$128,990,000	—	—

* Excess of collateral pledged to the individual counterparty may not be shown for financial purposes.
Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
2015 Annual Report29

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

7.Capital Stock
The Fund has 50,000,000 shares of $0.01 par value common stock authorized. Of the 13,960,683 shares outstanding at September 30, 2015 for the Fund, the Adviser owned 4,647 shares. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. The Board, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the series that the Fund has authority to issue.
The common shares have no preemptive, conversion, exchange or redemption rights. All shares of the Fund’s common stock have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. For the fiscal year ended November 30, 2013, the Fund issued 1,122 shares for the reinvestment of distributions. For the ten months ended September 30, 2014 and the fiscal year ended September 30, 2015, the Fund did not issue any shares for the reinvestment of distributions.
The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock of the Fund, or approximately 3.7 million of the Fund’s shares, is authorized for repurchase. The purchase prices may not exceed the then-current net asset value.
For the fiscal year ended September 30, 2015, for the ten months ended September 30, 2014 and for the fiscal year ended November 30, 2013, no shares were repurchased by the Fund. Since inception of the stock repurchase program for the Fund, 2,119,740 shares have been repurchased at an aggregate cost of $18,809,905 and at an average discount of 13.20% to net asset value. All shares repurchased have been retired.
8.Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
9.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of distributions paid during the periods ended were as follows:
	Fiscal Year Ended September 30, 2015	Ten Months Ended September 30, 2014	Fiscal Year Ended November 30, 2013
Ordinary income	$28,633,458	$25,868,594	$29,305,886
Return of capital	3,196,899	656,704	2,523,318
Total	$31,830,357	$26,525,298	$31,829,204
A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
30Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

At September 30, 2015, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
Capital loss carryforward(1)	$(79,175,718)
Tax basis unrealized appreciation on investments	606,350
Total tax basis net accumulated losses	$(78,569,368)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of September 30, 2015, the Fund had a capital loss carryforwards of:
Expiring In:
2016	$ 7,710,904
2017	38,404,880
2018	18,161,948
2019	12,712,591
Infinite (Short-Term)	1,791,207
Infinite (Long-Term)	394,189
Federal Income Tax Basis: The federal income tax basis of the Fund's investments at September 30, 2015 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$460,976,444	$20,882,874	$(20,276,524)	$606,350
Capital Account Reclassifications: Because Federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2015, the following table shows the reclassifications made:
Additional paid-in capital	Distributions in excess of net investment income	Accumulated net realized loss
$(3,792,573)	$808,673	$2,983,900
10.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
2015 Annual Report31

BROOKFIELD TOTAL RETURN FUND INC.
Notes to Financial Statements (continued)
September 30, 2015

11.New Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (the “FASB”) issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” Accounting Standards Update (“ASU”) No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The effective date of this ASU is for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund's financial statement disclosure.
12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.1900	October 15, 2015	October 29, 2015
$0.1900	November 17, 2015	November 24, 2015
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
32Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Report of Independent Registered Public Accounting Firm
September 30, 2015

To the Stockholders and Board of Directors of
Brookfield Total Return Fund Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Brookfield Total Return Fund Inc. as of September 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended, the ten months ended September 30, 2014 and for year ended November 30, 2013, and the financial highlights for the year ended September 30, 2015, for the ten months ended September 30, 2014 and for each of the years in the four year period ended November 30, 2013. These financial statements and financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brookfield Total Return Fund Inc. as of September 30, 2015, and the results of its operations, and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for each of the years and period presented, in conformity with accounting principles generally accepted in the United States of America.
BBD, LLP
Philadelphia, Pennsylvania
November 25, 2015
2015 Annual Report33

BROOKFIELD TOTAL RETURN FUND INC.
Tax Information (Unaudited)
September 30, 2015

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (September 30, 2015) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that 10.04% of the distributions paid from net investment income for the Fund was reclassified as return of capital and are reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.
Because the Fund’s fiscal year is not a calendar year, another notification will be sent with respect to calendar 2015. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2016. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.
34Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Compliance Certification (Unaudited)
September 30, 2015

On February 26, 2015, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
2015 Annual Report35

BROOKFIELD TOTAL RETURN FUND INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.
Directors of the Fund
Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Independent Director Class I Director to serve until 2015 Annual Meeting of Stockholders:
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2006	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-Present); Director of Brandywine Funds (2003-2013); Director of New Castle Investment Corp. (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	9
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Director and immediate past Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & President of Capstak, Inc. (2014-Present).	9
Independent Director Class II Director to serve until 2016 Annual Meeting of Stockholders:
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected since 2014	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Stralem Funds (2014-Present).	9
Independent Director Class III Director to serve until 2017 Annual Meeting of Stockholders:
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since 2005	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Chambers Street Properties (2012-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	9
36Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Directors of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
Interested Director Class III Director to serve until 2017 Annual Meeting of Stockholders:
Jonathan C. Tyras c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1968	Director Elected since 2014	Managing Director and Chief Financial Officer of the Adviser (2010-Present); General Counsel and Secretary of the Adviser (2006-Present); Director/Trustee of several investment companies advised by the Adviser (2014-Present); Secretary of several investment companies advised by the Adviser (2006-2014); Vice President of Brookfield Investment Funds (2011-2014); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Chief Financial Officer of Brookfield Investment Management (UK) Limited (2011-Present); Director of Brookfield Investment Management (UK) Limited (2013-Present); Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (2011-Present); Director of Brookfield Investment Management (Canada) Inc. (2015-Present); Chief Executive Officer of Brookfield Investment Management (US) LLC (2011-Present); Managing Director of AMP Capital Brookfield Pty Limited (2011-2012); Chairman of Brookfield Soundvest Capital Management (2015-Present).	9
2015 Annual Report37

BROOKFIELD TOTAL RETURN FUND INC.
Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since 2014	Managing Director (2014-Present) and Assistant General Counsel (2010-Present) of the Adviser; Director of the Adviser (2010-2014); Secretary of Brookfield Investment Funds (2011-2014); Associate at Paul Hastings LLP (2002-2010); Director of Brookfield Soundvest Capital Management (2015-Present).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2013	Treasurer of several investment companies advised by the Adviser (2012-Present); Director of the Adviser (2012-Present); Vice President of the Adviser (2009-2012); Controller of Brookfield Redding LLC (2006-2009).
Alexis I. Rieger* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1980	Secretary	Since 2014	Vice President and Associate General Counsel of the Adviser (2011-Present); Associate at Kleinberg, Kaplan, Wolff & Cohen P.C. (2009-2011); Associate at Alston & Bird LLP (2007-2009).
Seth Gelman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Chief Compliance Officer (“CCO”)	Since 2009	CCO of several investment companies advised by the Adviser (2009-Present); CCO of the Adviser (2009-Present); Vice President of Oppenheimer Funds, Inc. (2004-2009).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Adviser of the Fund.
The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.
38Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited)
September 30, 2015

At a meeting held on May 14, 2015, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement (the "Advisory Agreement") between Brookfield Investment Management Inc. (the "Adviser") and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Independent Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. The Board of Directors considered a wide range of information, including information regularly received from the Adviser at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.
NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through board meetings, conversations and reports. The Board noted that the Adviser is responsible for managing the Fund's investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Adviser and its affiliates are satisfactory. The Board's conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Adviser: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Adviser's and the Fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Adviser as an investment adviser and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as an investment adviser to other investment funds and institutional clients.
INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports comparing the Fund to a peer group of similar funds selected by the portfolio manager and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a presentation that compared the Fund’s performance with its peer universe and its Morningstar category peers for the one, three, five, and ten year periods ending March 31, 2015, as well as the year-to-date period. The Board noted that the Fund outperformed the median for the one, three, and five year and year-to-date periods and underperformed the median of its Morningstar category for the ten year period, while it outperformed the median for the one, three, and five year periods and underperformed the median of its peer universe for the ten year and year-to-date periods. Based on the Adviser’s discussion of the current market, the Board concluded that the Fund's performance was satisfactory.
PROFITABILITY. The Board also considered the level of profits expected to be realized by the Adviser and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Adviser for its management of the Brookfield fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Adviser from the Fund was reasonable.
MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of Fund expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data. The Board noted that the Fund’s net total expenses were higher than the median and the total advisory and administrative fee was below the median of its peer universe, while net total expenses and total advisory and administrative fee were below the median of its Morningstar category peers. The Board further noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Adviser and concluded that the Fund's management fee and total expenses were reasonable.
ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the
2015 Annual Report39

BROOKFIELD TOTAL RETURN FUND INC.
Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)
September 30, 2015

assets of the Fund grow. The Board noted that shareholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.
In considering the approval of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Independent Directors, concluded that the Adviser has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives; and the proposed Advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Adviser.
After carefully reviewing all of these factors, the Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.
40Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.
Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds the net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
The Fund may suspend the Plan from time to time, under certain circumstances.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
2015 Annual Report41

BROOKFIELD TOTAL RETURN FUND INC.
Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and stockholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
42Brookfield Investment Management Inc.

Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, New York 11219
1-800-937-5449
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc. Brookfield Place 250 Vesey Street, 15th Floor New York, New York 10281-1023 1-855-777-8001 www.brookfieldim.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Total Return Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman. Messrs. McFarland, Kuczmarski, Salvatore and Mme. Goldman are each independent.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, BBD, LLP (“BBD”), to the Funds for the Fund’s two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $61,000 and $61,000 for the fiscal years ended September 30, 2015 and September 30, 2014, respectively.

(b)	Audit-Related Fees

There were no fees billed by BBD to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by BBD for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

For the fiscal years ended September 30, 2015 and September 30, 2014, BBD billed the Registrant aggregate fees of $3,500 and $4,000, respectively. The nature of the services for which Tax Fees were charged comprise all services performed by professional staff in BBD’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

For the Fund’s two most recent fiscal years, Tax Fees billed by BBD for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2015 and $0 for fiscal 2014, respectively.

(d)	All Other Fees

There were no other fees billed by BBD to the Fund for all other non-audit services (“Other Fees”) for the fiscal years ended September 30, 2015 and September 30, 2014. During the same period, there were no Other Fees billed by BBD for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e) (1) According to policies adopted by the Audit Committee, services provided by BBD to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that BBD may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by BBD to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by BBD in 2015 and 2014 for non-audit services rendered to the Fund and Fund Service Providers were $64,500 and $65,000, respectively. For the fiscal year ended September 30, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund. For the fiscal year ended September 30, 2014, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Stuart A. McFarland, Edward A. Kuczmarski, Louis P. Salvatore and Heather S. Goldman.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

May 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.  Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.  Administration and Voting of Portfolio Proxies

1.   Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.   Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.   Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

●

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

●	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
●	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

●

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

●

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.    Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.   Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

●

any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

●

any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

●	these Policies and Procedures, as amended from time to time;

●	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;
●	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
●	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.  Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E.  Proxy Voting Guidelines

Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team – Portfolio Managers

Ms. Michelle Russell-Dowe – Managing Director, Head of Securitized Products Investment Team

Ms. Russell-Dowe is the lead Portfolio Manager and Head of the Securitized Products Investment Team. She is responsible for the firm’s securitized credit strategies and exposures. Ms. Russell-Dowe has personally built her investment team, which averages 13 years of industry experience. Ms. Russell-Dowe has 20 years of investment experience in securitized products, including 16 years with the firm, which she joined in 1999 from Duff & Phelps. She earned a Bachelor of Arts degree in Economics from Princeton University and holds an MBA from the Graduate School of Business at Columbia University, where she graduated as valedictorian.

Management of Other Accounts

Ms. Russell-Dowe manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Ms. Russell-Dowe as of October 31, 2015 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	8	11
Number of Accounts Managed with Performance- Based Advisory Fees	0	1	1
Assets Managed	$1,210 million	$963 million	$2,506 million
Assets Managed with Performance-Based Advisory Fees	$0	$30 million	$762 million

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as October 31, 2015.

Dollar Range of Securities Owned
Michelle Russell-Dowe	Over $100,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrants have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)        As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   None.

 (2)   A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

 (3)   None.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD TOTAL RETURN FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: November 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: November 27, 2015

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: November 27, 2015